SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2005

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Saddle River Executive Centre
1 Route 17 South,
Saddle River, NJ 07458
(Address of principal executive offices and zip Code)

(201) 258-8450
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 18, 2005, Alan Rubino, Executive Vice President and General Manager of the PDI, Inc.’s (the “Company”) Sales Services business, has resigned from his position with the Company.  The company, however, expects to maintain an ongoing professional relationship with Mr. Rubino.  On April 18, 2005, Steven K. Budd, President, Global Sales & Marketing Services of the Company, re-assumed responsibility for directing the day to day operations of the Company’s Dedicated Sales Teams Business Unit.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By:	/s/CHARLES T. SALDARINI

Charles T. Saldarini, Vice Chairman and Chief Executive Officer

Date: April 22, 2005